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                                                                     EXHIBIT 4.1
[GRAPHIC]

SCIENT INC.

Incorporated under the laws of the State of Delaware


COMMON STOCK

CUSIP

see reverse side for certain definitions

this certifies that




is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF SCIENT, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL]
         ASSISTANT SECRETARY                          PRESIDENT AND
                                                 CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
U.S. STOCK TRANSFER CORPORATION

                                                                 TRANSFER AGENT
                                                                   AND REGISTER
BY

                                                           AUTHORIZED SIGNATURE


           BANKNOTE CORP. OF AMERICA, INC. BROWNS SUMMIT SCIENT, INC.
                      1-110002-942-PROOF #1 10-02-01. CDW

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                                  SCIENT,INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common      UNIF GIFT MIN ACT - _______Custodian _______
                                                        (Cust)           (Minor)
TEN ENT - as tenants by the entireties          under Uniform Gifts to Minors

JT TEN  - as joint tenants with right           Act ____________________________
          of survivorship and not as                      (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      ----------------------

                           -----------------------------------------------------
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT

Signature(s) Guaranteed:


---------------------------------------------------
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATION AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.F.C. RULE 17AC-11






     BANKNOTE CORP. OF AMERICA WALL STREET (NYC) BROWNS SUMMIT (INC) SCIENT
                      1-110002-942-PROOF #1 10-02-01. CDW